UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             JUNE 23, 2004
                             -------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


         Colorado                0-16196                 06-1168423
----------------------------  ------------         ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
      of Incorporation        File Number)         Identification Number)


                              Two Broadway
                       Hamden, Connecticut  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

          Commencing on June 23, 2004, with a final closing on June 25, 2004, the Registrant privately placed with Laurus Master Funds, Ltd (the "Investor") (i) a Secured Convertible Term Note A ("Note A") in the aggregate principal amount of $4,000,000 which note is convertible into 795,260 shares of the Registrant's Common Stock at a fixed conversion price of $5.03 per share, and (ii) a Secured Convertible Term Note B ("Note B") in the aggregate principal amount of $4,000,000 which note is convertible into 730,194 shares of the Registrant's Common Stock at a fixed conversion price of $5.48 per share. The $4,000,000 in proceeds received by the Registrant from the placement of Note A are immediately available for use by the Registrant. However, the terms of Note B require that the $4,000,000 in proceeds received from the placement of Note B be placed in a "restricted bank account" under the sole domain and control of the Investor to be released to the Registrant in certain specified amounts only upon presentation to and approval by the Investor of bona fide customer contracts obligating the customer to acquire certain energy savings products, including circuit board units and control boxes, from the Registrant or any of its subsidiaries. In addition, the Registrant may request the Investor from time to time to direct the bank to release all or a portion of the amounts contained in the restricted account following or in connection with a corporate acquisition by the Registrant or upon conversion of Note B by Investor into Registrant's Common Stock.

          Note A bears interest at prime plus 1%, which rate is subject to reduction features based on performance. Note B bears interest at 1% until such time as it becomes no longer subject to the restricted account then interest is calculated on the same terms as Note A. Both notes are for a term of three years.

          The Registrant also issued to the Investor a Common Stock Purchase Warrant (the "Warrant") for 450,000 shares of the Registrant's Common Stock exercisable for a 10 year period at conversion prices as follows: 300,000 shares at $5.98 and 150,000 shares at $6.23. The Warrant is subject to certain adjustment provisions in the event the Registrant shall (a) effect a corporate reorganization or merger; or (b) consolidate with or merge into any other entity or transfer all or substantially all of its assets or properties under a plan contemplating the dissolution of the Registrant.

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
          The notes are secured by a first lien on the assets of the Registrant and its operating subsidiaries as well as a guarantee by such subsidiaries in favor of the Investor. The Registrant also agreed to register, at its expense, all the underlying shares of its Common Stock issuable upon conversion of Note A and Note B and upon the exercise of the Warrant.
          In connection with the transaction, the Registrant paid fees of 10% of the total gross proceeds.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)   Exhibits

           10.62 Securities Purchase Agreement between Host America Corporation and Laurus Master Fund, Ltd dated
                    June 23, 2004.
           10.63 Secured Convertible Term Note A between Host America Corporation and Laurus Master Fund, Ltd dated
                    June 23, 2004.
           10.64 Secured Convertible Term Note B between Host America Corporation and Laurus Master Fund, Ltd dated
                    June 23, 2004.
           10.65 Master Security Agreement between Host America Corporation and Laurus Master Fund, Ltd dated
                    June 23, 2004.
           10.66 Stock Pledge Agreement between Host America Corporation and Laurus Master Fund, Ltd dated
                    June 23, 2004.
           10.67    Subsidiary Guaranty
           10.68 Common Stock Purchase Warrant between Host America Corporation and Laurus Master Fund, Ltd dated
                    June 23, 2004.
           10.69 Registration Rights Agreement between Host America Corporation and Laurus Master Fund, Ltd dated
                    June 23, 2004.
           10.70 Restricted Account Agreement between Host America Corporation, Laurus Master Fund, Ltd and North Fork Bank dated June 23, 2004.
           10.71 Restricted Account Side Letter between Host America Corporation and Laurus Master Fund, Ltd dated
                    June 23, 2004.
           10.72 Funds Escrow Agreement between Host America Corporation, Laurus Master Fund, Ltd and Loeb & Loeb LLP dated June 23, 2004.
           10.73 Deposit Account Control Agreement between Host America Corporation, Lindley Food Service Corporation, GlobalNet Energy Investors, Inc., Laurus Master Fund, Ltd and Fleet National Bank dated
                    June 23, 2004.
           10.74 Deposit Account Control Agreement between Host America, SelectForce, Inc., Laurus Master Fund, Ltd and Fleet National Bank dated June 23, 2004.

Item 8.   Change in Fiscal Year
          ---------------------

          N/A

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
Item 9.   Regulation FD Disclosure
          ------------------------

          N/A

Item 10.  Amendments/Waivers to the Registrant's Code of Ethics
          -----------------------------------------------------

          N/A

Item 11.  Temporary Suspension of Trading Under Registrant's Employee
          -----------------------------------------------------------
          Benefit Plans
          -------------

          N/A

Item 12.  Results of Operations and Financial Conditions
          ----------------------------------------------

          N/A



                               SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HOST AMERICA CORPORATION


Dated: July 6, 2004                By: /s/ Geoffrey Ramsey
                                      ---------------------------
                                      Geoffrey Ramsey
                                      Chief Executive Officer









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